UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

MARCH 31, 2008

Semiannual Report
to Shareholders

DWS Capital Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.08%, 2.00%, 1.93%, 1.35% and 0.74% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, Class B, Class R and Institutional Class shares and for the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-6.65%	3.93%	7.50%	10.67%	1.94%
Class B	-6.77%	3.77%	6.94%	9.98%	1.22%
Class C	-7.04%	3.04%	6.58%	9.78%	1.14%
Class R	-6.84%	3.57%	7.13%	10.34%	1.61%
Russell 1000® Growth Index+	-10.87%	-.75%	6.33%	9.96%	1.28%
S&P 500® Index++	-12.46%	-5.08%	5.85%	11.32%	3.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/08
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-6.48%	4.30%	7.87%	11.10%	7.73%
Russell 1000 Growth Index+	-10.87%	-.75%	6.33%	9.96%	7.88%
S&P 500 Index++	-12.46%	-5.08%	5.85%	11.32%	8.79%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/08	$ 52.68	$ 50.54	$ 50.14	$ 52.58	$ 53.02
9/30/07	$ 56.59	$ 54.27	$ 53.94	$ 56.44	$ 57.05
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .16	$ .06	$ —	$ .002	$ .35
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	147	of	739	20
3-Year	130	of	615	22
5-Year	119	of	521	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Capital Growth Fund — Class A [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,796	$11,708	$15,648	$11,424
	Average annual total return	-2.04%	5.40%	9.37%	1.34%
Class B	Growth of $10,000	$10,077	$12,030	$15,988	$11,286
	Average annual total return	.77%	6.36%	9.84%	1.22%
Class C	Growth of $10,000	$10,304	$12,108	$15,943	$11,195
	Average annual total return	3.04%	6.58%	9.78%	1.14%
Class R	Growth of $10,000	$10,357	$12,294	$16,356	$11,729
	Average annual total return	3.57%	7.13%	10.34%	1.61%
Russell 1000 Growth Index+	Growth of $10,000	$9,925	$12,022	$16,075	$11,356
	Average annual total return	-.75%	6.33%	9.96%	1.28%
S&P 500 Index++	Growth of $10,000	$9,492	$11,860	$17,098	$14,111
	Average annual total return	-5.08%	5.85%	11.32%	3.50%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Capital Growth Fund — Institutional Class [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Capital Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,043,000	$1,255,300	$1,693,000	$1,519,000
	Average annual total return	4.30%	7.87%	11.10%	7.73%
Russell 1000 Growth Index+	Growth of $1,000,000	$992,500	$1,202,200	$1,607,500	$1,527,400
	Average annual total return	-.75%	6.33%	9.96%	7.88%
S&P 500 Index++	Growth of $1,000,000	$949,200	$1,186,000	$1,709,800	$1,600,500
	Average annual total return	-5.08%	5.85%	11.32%	8.79%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.82% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/08
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-6.52%	4.22%	7.75%	10.94%	2.20%
Russell 1000 Growth Index+	-10.87%	-.75%	6.33%	9.96%	1.28%
S&P 500 Index++	-12.46%	-5.08%	5.85%	11.32%	3.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 53.04
9/30/07	$ 57.06
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .32
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	137	of	739	19
3-Year	111	of	615	19
5-Year	99	of	521	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth Fund — Class S [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,422	$12,508	$16,804	$12,434
	Average annual total return	4.22%	7.75%	10.94%	2.20%
Russell 1000 Growth Index+	Growth of $10,000	$9,925	$12,022	$16,075	$11,356
	Average annual total return	-.75%	6.33%	9.96%	1.28%
S&P 500 Index++	Growth of $10,000	$9,492	$11,860	$17,098	$14,111
	Average annual total return	-5.08%	5.85%	11.32%	3.50%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, R, S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 933.50	$ 932.30	$ 929.60	$ 931.60	$ 934.80	$ 935.20
Expenses Paid per $1,000*	$ 5.12	$ 6.42	$ 9.31	$ 7.00	$ 3.87	$ 3.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,019.70	$ 1,018.35	$ 1,015.35	$ 1,017.75	$ 1,021.00	$ 1,021.35
Expenses Paid per $1,000*	$ 5.35	$ 6.71	$ 9.72	$ 7.31	$ 4.04	$ 3.69
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Capital Growth Fund	1.06%	1.33%	1.93%	1.45%	.80%	.73%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Julie M. Van Cleave, Richard Shepley and Jack A. Zehner, who serve as portfolio co-managers, discuss DWS Capital Growth Fund's performance, strategy and the market environment during the six-month period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the economic and market environment over the last six months?

A: The six-month period ended March 31, 2008 was a time of considerable economic uncertainty and significant turmoil in capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by a tightening of financial conditions and an increasingly volatile equity market.

In this challenging economic environment, most US equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -12.54% for the period.1 Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. The Russell 1000® Index posted a return of -12.41% for the six months ended March 31, 2008, while the Russell 2000® Index returned -14.02%.2 Within the large-cap arena, which is the major focus of this fund, growth stocks performed better than value stocks over the last year: the Russell 1000® Growth Index had a return of -10.87%, while the Russell 1000® Value Index returned -14.01%.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Q: How did the fund perform during this period?

A: DWS Capital Growth Fund Class A shares produced a total return of -6.65% for the six months ended March 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) While it is always disappointing to report negative returns to shareholders, we are pleased that the fund`s return was several percentage points better than returns of its benchmarks and its peer group in this challenging market environment. The Russell 1000 Growth Index returned -10.87% and the Standard & Poor's 500® (S&P 500) Index returned -12.46% for the six-month period.4 The average return of the fund's peer group of Lipper Large-Cap Growth Funds was -11.66%.5

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
5 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that Invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Category returns reflect the reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine which industries are likely to be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

We manage the fund with a broad representation of companies, industries and sectors, focusing on high-quality companies with consistent earnings growth. This strategy, along with the use of analytical tools to monitor the fund's risk profile, produces a diversified large-cap growth portfolio that is designed to have lower volatility than its benchmarks.

Q: How have you positioned the fund relative to its benchmarks?

A: The fund's portfolio of holdings is well diversified, with broad representation among industry groups. For several years, we have maintained a significantly higher weight than the Russell 1000 Growth Index in energy. Over the last six months, the portfolio has also been overweight in health care and underweight in financials, industrials and information technology.6 Positions in other sectors have been fairly close to the benchmark.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Which of your investment choices were most positive for performance?

A: The greatest contributor to the portfolio's performance relative to the Russell 1000 Growth Index over this period was stock selection in health care. In this sector, positions in biotechnology, including Gilead Sciences, Inc. and Genentech, Inc., contributed to performance, as did several holdings in medical services and devices, such as Baxter International, Inc. and C. R. Bard, Inc. Also positive for relative performance was avoiding some of the largest pharmaceutical companies, which we believe are having difficulty finding innovative new products that could fuel growth.

The fund's positioning in energy was also positive, particularly the exposure to North American natural gas companies such as EOG Resources, Inc., Devon Energy Corp. and XTO Energy, Inc. As the price of natural gas soared to record levels in recent months, these stocks performed very well.

Also positive was the fund's positioning in the financials sector, which has performed poorly because of problems in the mortgage market and tight credit conditions. In this sector, we have generally avoided the stocks most affected by these issues. In fact, two holdings in the financial sector, Aflac, Inc. and State Street Corp., were among the best-performing stocks in the portfolio.

Q: What decisions detracted from the fund's performance?

A: Stock selection in the information technology and consumer staples sectors was negative for performance. In information technology, an underweight relative to the benchmark was positive, but several positions including EMC Corp. performed poorly. This provider of infrastructure services weakened after peaking last November, apparently because of investor concerns about corporate investment in technology in a soft economic environment.

In the consumer staples sector, several of the fund's retail holdings including Walgreen Co., Kohl's Corp. and Target Corp. were down because of concerns about consumer spending. Another negative was a position in Dean Foods Co., which weakened in response to a spike in milk prices. We continue to like this stock, which is highly consistent with our emphasis on food companies with "healthier for you" products. In fact, another of the fund's food holdings, Groupe Danone SA, was a significant contributor to performance during this period.

Q: What other comments do you have for shareholders?

A: We believe that the fund's strong performance relative to its peers and benchmark during this difficult time in the market validates our investment philosophy and process. The fund's broad diversification, with significant representation outside traditional growth sectors such as information technology and telecommunications, was a key factor in its recent performance. Also positive was our emphasis on quality companies with strong finances and the potential to deliver consistent growth in a wide variety of economic environments. As investors became increasingly risk-averse during this period, stocks of quality companies such as these were among the best-performing issues.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large growth companies can be an excellent equity vehicle for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	9/30/07

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/08	9/30/07

Information Technology	22%	23%
Health Care	19%	17%
Energy	15%	14%
Consumer Staples	11%	12%
Industrials	11%	11%
Consumer Discretionary	9%	12%
Materials	6%	3%
Financials	4%	7%
Telecommunication Services	2%	1%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2008 (24.3% of Net Assets)
1. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	3.0%
2. Johnson & Johnson Provider of health care products	2.8%
3. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.6%
4. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.6%
5. Devon Energy Corp. Explorer and producer of oil and gas	2.5%
6. XTO Energy, Inc. Producer of natural gas	2.4%
7. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	2.3%
8. EOG Resources, Inc. Explorer and producer of oil and gas	2.2%
9. Monsanto Co. Provider of agricultural products	2.0%
10. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 9.0%
Automobiles 0.6%
Harley-Davidson, Inc. (a)	262,000	9,825,000
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	549,500	30,645,615
Household Durables 0.4%
Fortune Brands, Inc.	93,400	6,491,300
Media 0.9%
McGraw-Hill Companies, Inc.	216,100	7,984,895
Omnicom Group, Inc.	198,700	8,778,566
		16,763,461
Multiline Retail 2.6%
Kohl's Corp.*	383,100	16,431,159
Target Corp.	564,800	28,624,064
		45,055,223
Specialty Retail 2.8%
Best Buy Co., Inc.	191,200	7,927,152
GameStop Corp. "A"*	321,600	16,629,936
Staples, Inc.	577,850	12,776,263
Tiffany & Co.	281,200	11,765,408
		49,098,759
Consumer Staples 11.2%
Beverages 4.1%
Diageo PLC	943,933	19,033,513
PepsiCo, Inc.	726,900	52,482,180
		71,515,693
Food & Staples Retailing 1.5%
Shoppers Drug Mart Corp. (a)	201,200	10,181,040
Walgreen Co.	448,400	17,079,556
		27,260,596
Food Products 2.9%
Dean Foods Co.	716,900	14,402,521
Groupe Danone SA	210,006	18,778,806
Kellogg Co.	337,300	17,728,488
		50,909,815
Household Products 2.7%
Colgate-Palmolive Co.	287,500	22,399,125
Procter & Gamble Co.	357,000	25,014,990
		47,414,115
Energy 15.1%
Energy Equipment & Services 6.2%
Baker Hughes, Inc.	412,000	28,222,000
Noble Corp.	384,100	19,078,247
Schlumberger Ltd.	520,300	45,266,100
Transocean, Inc.*	118,116	15,969,283
		108,535,630
Oil, Gas & Consumable Fuels 8.9%
ConocoPhillips	261,750	19,947,968
Devon Energy Corp.	417,300	43,536,909
EOG Resources, Inc.	324,800	38,976,000
Valero Energy Corp.	243,400	11,953,374
XTO Energy, Inc.	697,875	43,170,547
		157,584,798
Financials 3.8%
Capital Markets 1.3%
State Street Corp.	296,500	23,423,500
Diversified Financial Services 1.1%
CME Group, Inc.	40,488	18,992,921
Insurance 1.4%
Aflac, Inc.	378,230	24,566,038
Health Care 18.9%
Biotechnology 5.3%
Celgene Corp.*	303,800	18,619,902
Genentech, Inc.*	359,200	29,159,856
Gilead Sciences, Inc.*	888,500	45,784,405
		93,564,163
Health Care Equipment & Supplies 6.4%
Baxter International, Inc.	597,000	34,518,540
C.R. Bard, Inc.	201,200	19,395,680
Hologic, Inc.*	187,000	10,397,200
Medtronic, Inc.	542,000	26,216,540
Zimmer Holdings, Inc.*	282,530	21,997,786
		112,525,746
Health Care Providers & Services 1.5%
Laboratory Corp. of America Holdings*	218,000	16,062,240
UnitedHealth Group, Inc.	297,300	10,215,228
		26,277,468
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	341,800	19,427,912
Pharmaceuticals 4.6%
Abbott Laboratories	393,500	21,701,525
Eli Lilly & Co.	191,200	9,864,008
Johnson & Johnson	756,406	49,068,057
		80,633,590
Industrials 10.9%
Aerospace & Defense 4.7%
Goodrich Corp.	430,700	24,769,557
Honeywell International, Inc.	507,100	28,610,582
United Technologies Corp.	415,900	28,622,238
		82,002,377
Electrical Equipment 1.5%
Emerson Electric Co.	506,700	26,074,782
Industrial Conglomerates 1.6%
General Electric Co.	759,900	28,123,899
Machinery 1.7%
Caterpillar, Inc. (a)	137,000	10,725,730
Parker Hannifin Corp.	289,300	20,039,811
		30,765,541
Road & Rail 1.4%
Canadian National Railway Co. (a)	516,200	24,942,784
Information Technology 21.8%
Communications Equipment 2.9%
Cisco Systems, Inc.*	1,162,550	28,005,830
QUALCOMM, Inc.	570,500	23,390,500
		51,396,330
Computers & Peripherals 7.0%
Apple, Inc.*	278,200	39,921,700
EMC Corp.*	1,385,500	19,868,070
Hewlett-Packard Co.	701,200	32,016,792
International Business Machines Corp.	278,900	32,112,546
		123,919,108
Electronic Equipment & Instruments 0.9%
Mettler-Toledo International, Inc.*	166,000	16,121,920
Internet Software & Services 0.9%
Google, Inc. "A"*	37,300	16,429,531
IT Services 3.5%
Accenture Ltd. "A"	674,800	23,732,716
Fiserv, Inc.*	284,300	13,671,987
Paychex, Inc.	133,800	4,583,988
Visa, Inc. "A"*	319,900	19,948,964
		61,937,655
Semiconductors & Semiconductor Equipment 2.3%
Broadcom Corp. "A"*	325,650	6,275,276
Intel Corp.	1,578,090	33,423,946
		39,699,222
Software 4.3%
Adobe Systems, Inc.*	552,700	19,670,593
Electronic Arts, Inc.*	307,700	15,360,384
Microsoft Corp.	1,212,380	34,407,344
VMware, Inc. "A"* (a)	140,900	6,033,338
		75,471,659
Materials 5.6%
Chemicals 4.6%
Ecolab, Inc.	412,400	17,910,532
Monsanto Co.	319,800	35,657,700
Praxair, Inc.	333,800	28,115,974
		81,684,206
Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	173,000	16,646,060
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	453,200	17,357,560
Wireless Telecommunication Services 0.5%
American Tower Corp. "A"*	223,500	8,763,436
Utilities 0.5%
Electric Utilities
Allegheny Energy, Inc.	164,800	8,322,400
Total Common Stocks (Cost $1,167,711,825)		1,730,169,813

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 3.25% (b) (c) (Cost $35,882,670)	35,882,670	35,882,670

Cash Equivalents 1.8%
Cash Management QP Trust, 2.84% (b) (Cost $31,328,448)	31,328,448	31,328,448
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,234,922,943)+	102.1	1,797,380,931
Other Assets and Liabilities, Net	(2.1)	(36,345,009)
Net Assets	100.0	1,761,035,922
* Non-income producing security.
+ The cost for federal income tax purposes was $1,237,527,311. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $559,853,620. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $601,286,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,433,371.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $34,427,788 which is 2.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,167,711,825) — including $34,427,788 of securities loaned	$ 1,730,169,813
Investment in Daily Asset Fund Institutional (cost $35,882,670)*	35,882,670
Investment in Cash Management QP Trust (cost $31,328,448)	31,328,448
Total investments, at value (cost $1,234,922,943)	1,797,380,931
Cash	110,917
Foreign currency, at value (cost $27,014)	26,760
Dividends receivable	1,385,336
Interest receivable	158,495
Receivable for Fund shares sold	840,816
Foreign taxes recoverable	102,034
Other assets	80,656
Total assets	1,800,085,945
Liabilities
Payable upon return of securities loaned	35,882,670
Payable for Fund shares redeemed	1,298,135
Accrued management fee	672,436
Other accrued expenses and payables	1,196,782
Total liabilities	39,050,023
Net assets, at value	$ 1,761,035,922
Net Assets Consist of
Undistributed net investment income	2,264,566
Net unrealized appreciation (depreciation) on: Investments	562,457,988
Foreign currency	11,946
Accumulated net realized gain (loss)	(658,402,638)
Paid-in capital	1,854,704,060
Net assets, at value	$ 1,761,035,922
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($721,568,496 ÷ 13,698,350 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 52.68
Maximum offering price per share (100 ÷ 94.25 of $52.68)	$ 55.89

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,545,012 ÷ 644,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 50.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,643,329 ÷ 551,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 50.14
Class R Net Asset Value, offering and redemption price(a) per share ($291,143 ÷ 5,537 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 52.58
Class S Net Asset Value, offering and redemption price(a) per share ($784,599,485 ÷ 14,793,991 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 53.04
Institutional Net Asset Value, offering and redemption price(a) per share ($194,388,457 ÷ 3,666,658 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 53.02
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $36,247)	$ 10,710,386
Interest — Cash Management QP Trust	769,155
Interest	223
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	246,327
Total Income	11,726,091
Expenses: Management fee	4,249,379
Administration fee	924,018
Services to shareholders	2,076,975
Distribution and service fees	1,234,311
Reports to shareholders	176,252
Professional fees	86,448
Trustees' fees and expenses	30,645
Registration fees	29,437
Custodian fee	30,145
Other	41,814
Total expenses before expense reductions	8,879,424
Expense reductions	(283,377)
Total expenses after expense reductions	8,596,047
Net investment income (loss)	3,130,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	49,337,599
Foreign currency	(5,445)
49,332,154
Change in net unrealized appreciation (depreciation) on: Investments	(178,641,298)
Foreign currency	(6,558)
(178,647,856)
Net gain (loss)	(129,315,702)
Net increase (decrease) in net assets resulting from operations	$ (126,185,658)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income (loss)	$ 3,130,044	$ 7,342,554
Net realized gain (loss)	49,332,154	151,227,357
Change in net unrealized appreciation (depreciation)	(178,647,856)	144,252,050
Net increase (decrease) in net assets resulting from operations	(126,185,658)	302,821,961
Distributions to shareholders from: Net investment income: Class A	(2,216,855)	(615,371)
Class B	(42,903)	—
Class S	(4,762,854)	(3,038,849)
Class R	(11)	—
Institutional Class	(1,193,707)	(130,735)
Total distributions	(8,216,330)	(3,784,955)
Fund share transactions: Proceeds from shares sold	96,724,742	243,225,529
Reinvestment of distributions	7,229,656	3,446,784
Cost of shares redeemed	(157,064,981)	(376,411,223)
Redemption fees	6,273	4,593
Net increase (decrease) in net assets from Fund share transactions	(53,104,310)	(129,734,317)
Increase (decrease) in net assets	(187,506,298)	169,302,689
Net assets at beginning of period	1,948,542,220	1,779,239,531
Net assets at end of period (including undistributed net investment income of $2,264,566 and $7,350,852, respectively)	$ 1,761,035,922	$ 1,948,542,220

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 56.59	$ 48.07	$ 45.84	$ 40.26	$ 37.08	$ 30.56
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.15[f]	.06[e]	.14	(.06)	(.05)
Net realized and unrealized gain (loss)	(3.81)	8.41	2.17	5.50	3.24	6.57
Total from investment operations	(3.75)	8.56	2.23	5.64	3.18	6.52
Less distributions from: Net investment income	(.16)	(.04)	—	(.06)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 52.68	$ 56.59	$ 48.07	$ 45.84	$ 40.26	$ 37.08
Total Return (%)[c]	(6.65)d**	17.81[d]	4.86[d,e]	14.02[d]	8.58[d]	21.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	722	809	780	855	110	97
Ratio of expenses before expense reductions (%)	1.09*	1.08	1.16	1.10	1.28	1.23
Ratio of expenses after expense reductions (%)	1.06*	1.07	1.11	1.08	1.25	1.23
Ratio of net investment income (loss) (%)	.20*	.28[f]	.13[e]	.33	(.15)	(.14)
Portfolio turnover rate (%)	12**	28	15	19	12	22
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 54.27	$ 46.14	$ 44.36	$ 39.25	$ 36.43	$ 30.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.08[f]	(.30)[e]	(.24)	(.35)	(.30)
Net realized and unrealized gain (loss)	(3.67)	8.05	2.08	5.35	3.17	6.48
Total from investment operations	(3.67)	8.13	1.78	5.11	2.82	6.18
Less distributions from: Net investment income	(.06)	—	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 50.54	$ 54.27	$ 46.14	$ 44.36	$ 39.25	$ 36.43
Total Return (%)[c]	(6.77)d**	17.62[d]	4.01[d,e]	13.02[d]	7.80[d]	20.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	33	42	56	85	39	45
Ratio of expenses before expense reductions (%)	2.08*	2.00	2.21	2.18	2.09	2.00
Ratio of expenses after expense reductions (%)	1.33*	1.24	1.94	2.01	2.02	2.00
Ratio of net investment income (loss) (%)	(.06)*	.11[f]	(.70)[e]	(.60)	(.92)	(.91)
Portfolio turnover rate (%)	12**	28	15	19	12	22
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 53.94	$ 46.18	$ 44.40	$ 39.27	$ 36.44	$ 30.26
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.26)[f]	(.29)[e]	(.23)	(.34)	(.30)
Net realized and unrealized gain (loss)	(3.65)	8.02	2.07	5.36	3.17	6.48
Total from investment operations	(3.80)	7.76	1.78	5.13	2.83	6.18
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 50.14	$ 53.94	$ 46.18	$ 44.40	$ 39.27	$ 36.44
Total Return (%)[c]	(7.04)**	16.80	4.01[e]	13.06[d]	7.79[d]	20.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	28	30	31	35	20	19
Ratio of expenses before expense reductions (%)	1.93*	1.93	1.91	2.12	2.06	1.98
Ratio of expenses after expense reductions (%)	1.93*	1.93	1.91	1.99	1.99	1.98
Ratio of net investment income (loss) (%)	(.66)*	(.58)[f]	(.67)[e]	(.58)	(.89)	(.89)
Portfolio turnover rate (%)	12**	28	15	19	12	22
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended September 30,	2008[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 56.44	$ 48.08	$ 45.98	$ 40.46	$ 39.45
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.00)f	(.08)[e]	(.03)	(.09)
Net realized and unrealized gain (loss)	(3.81)	8.36	2.18	5.55	1.13
Total from investment operations	(3.86)	8.36	2.10	5.52	1.04
Less distributions from: Net investment income	(.00)***	—	—	—	(.03)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 52.58	$ 56.44	$ 48.08	$ 45.98	$ 40.46
Total Return (%)	(6.84)d**	17.39	4.57[d,e]	13.64[d]	2.63d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.29	.41	2	1.34
Ratio of expenses before expense reductions (%)	1.49*	1.35	1.42	1.62	1.64*
Ratio of expenses after expense reductions (%)	1.45*	1.35	1.40	1.47	1.45*
Ratio of net investment income (loss) (%)	(.19)*	(.01)[f]	(.16)[e]	(.06)	(.35)*
Portfolio turnover rate (%)	12**	28	15	19	12
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 57.06	$ 48.46	$ 46.20	$ 40.59	$ 37.31	$ 30.67
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.29[e]	.18[d]	.22	.04	.04
Net realized and unrealized gain (loss)	(3.83)	8.48	2.15	5.56	3.26	6.60
Total from investment operations	(3.70)	8.77	2.33	5.78	3.30	6.64
Less distributions from: Net investment income	(.32)	(.17)	(.07)	(.17)	(.02)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 53.04	$ 57.06	$ 48.46	$ 46.20	$ 40.59	$ 37.31
Total Return (%)	(6.52)c**	18.14[c]	5.04[c,d]	14.23	8.90[c]	21.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	785	884	881	96	92	140
Ratio of expenses before expense reductions (%)	.81*	.82	.94	.89	1.01	.97
Ratio of expenses after expense reductions (%)	.80*	.79	.85	.89	1.00	.97
Ratio of net investment income (loss) (%)	.47*	.55[e]	.39[d]	.52	.10	.12
Portfolio turnover rate (%)	12**	28	15	19	12	22
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 57.05	$ 48.45	$ 46.23	$ 40.64	$ 37.32	$ 30.66
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.32[e]	.22[d]	.31	.12	.08
Net realized and unrealized gain (loss)	(3.83)	8.50	2.19	5.57	3.27	6.58
Total from investment operations	(3.68)	8.82	2.41	5.88	3.39	6.66
Less distributions from: Net investment income	(.35)	(.22)	(.19)	(.29)	(.07)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 53.02	$ 57.05	$ 48.45	$ 46.23	$ 40.64	$ 37.32
Total Return (%)	(6.48)c**	18.24[c]	5.22[c,d]	14.53[c]	9.08	21.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	194	183	29	20	17.565
Ratio of expenses before expense reductions (%)	.75*	.74	.84	.70	.84	.85
Ratio of expenses after expense reductions (%)	.73*	.73	.77	.70	.84	.85
Ratio of net investment income (loss) (%)	.54*	.62[e]	.47[d]	.71	.26	.24
Portfolio turnover rate (%)	12**	28	15	19	12	22
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Capital Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to limited groups of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2007 the Fund had a net tax basis capital loss carryforward of approximately $705,130,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates which range from September 30, 2009 to September 30, 2012, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $222,618,336 and $276,701,379, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.495%
Next $750 million of such net assets	.465%
Next $1.5 billion of such net assets	.445%
Next $2.5 billion of such net assets	.425%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.375%
Next $2.5 billion of such net assets	.355%
Over $12.5 billion of such net assets	.335%

Accordingly, for the six months ended March 31, 2008 the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2007 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.06%
Class B	2.01%
Class C	1.99%
Class R	1.45%
Class S	.80%
Institutional Class	.73%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008 the Advisor received an Administration Fee of $924,018, of which $147,128 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 830,933	$ 85,467	$ 239,551
Class B	83,002	—	34,644
Class C	42,532	—	15,900
Class R	619	59	—
Class S	733,685	21,347	234,956
Institutional Class	71,866	23,652	10,651
	$ 1,762,637	$ 130,525	$ 535,702

Distribution and Service Fees. Under the Fund's Class B, C and Class R 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and Class R shares. For the period from October 1, 2007 through September 30, 2008, DWS-SDI has contractually agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. For the six months ended March 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at March 31, 2008
Class B	$ 138,888	$ 138,888	$ —
Class C	108,636	—	17,574
Class R	419	—	71
	$ 247,943	$ 138,888	$ 17,645

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 904,814	$ 140,046.24%
Class B	45,183	5,009.24%
Class C	35,953	5,245.25%
Class R	418	111.25%
	$ 986,368	$ 150,411

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2008 aggregated $19,671.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2008 the CDSC for Class B and C shares aggregated $45,403 and $507, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2008 DWS-SDI received $803 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,775, of which $13,097 is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund paid each trustee compensation for his or her services. Each Independent Trustee received an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008 the Fund's custodian fees were reduced by $1,013 and $12,951, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	578,460	$ 31,514,019	1,102,659	$ 57,043,077
Class B	49,456	2,579,135	62,864	3,144,021
Class C	69,344	3,615,949	96,689	4,818,037
Class R	508	27,753	14,013	705,480
Class S	364,431	19,794,021	504,496	26,545,252
Institutional Class	717,694	39,193,865	2,816,206	150,969,662
		$ 96,724,742		$ 243,225,529
Shares issued to shareholders in reinvestment of distributions
Class A	37,369	$ 2,078,088	11,365	$ 579,748
Class B	772	41,239	—	—
Class S	79,706	4,459,532	55,560	2,851,914
Class R	0	11	—	—
Institutional Class	11,640	650,786	295	15,122
		$ 7,229,656		$ 3,446,784
Shares redeemed
Class A	(1,214,894)	$ (66,079,252)	(3,049,419)	$ (158,304,118)
Class B	(174,745)	(9,134,994)	(505,200)	(24,982,865)
Class C	(79,551)	(4,135,160)	(208,745)	(10,377,799)
Class R	(2,172)	(119,998)	(46,289)	(2,334,519)
Class S	(1,144,206)	(62,959,033)	(3,247,226)	(169,266,221)
Institutional Class	(269,385)	(14,636,544)	(209,186)	(11,145,701)
		$ (157,064,981)		$ (376,411,223)
Redemption fees		$ 6,273		$ 4,593
Net increase (decrease)
Class A	(599,065)	$ (32,481,631)	(1,935,395)	$ (100,680,066)
Class B	(124,517)	(6,514,620)	(442,336)	(21,838,663)
Class C	(10,207)	(519,080)	(112,056)	(5,559,381)
Class R	(1,664)	(92,234)	(32,276)	(1,629,039)
Class S	(700,069)	(38,704,852)	(2,687,170)	(139,867,206)
Institutional Class	459,949	25,208,107	2,607,315	139,840,038
		$ (53,104,310)		$ (129,734,317)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Insitutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SCGSX	SDGTX
CUSIP Number	23338J 103	23338J 202	23338J 301	23338J 509	23338J 707
Fund Number	498	698	798	2398	564
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SDGRX
CUSIP Number	23338J 608
Fund Number	1508

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008